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                                                                    Exhibit 10.2

                        GUINNESS BREWING WORLDWIDE LTD.

31st July, 1997

Carey Agri International Poland Sp. z o. o.
ul (Pounds)ubelska 13
03-802 Warszawa
POLAND

Attention:  Mr. Bill Carey                              By post and by facsimile
                                                        Fax no. 0048-22-6180238


Dear Sirs,

                        POLISH DISTRIBUTION ARRANGEMENTS
                        --------------------------------

Guinness Brewing Worldwide Ltd ("GBW") hereby offers to Carey Agri International Poland Sp. z o.o. ("Carey Agri") exclusive distribution in Poland on the following basis:

1.  Products

The Guinness products to be imported, distributed and sold by Carey Agri ("the Products") will be as follows:

     (i)    draught and bottled GUINNESS ES71 Stout;
     (ii)   GUINNESS Foreign Extra Stout;
     (iii)  Canned Draught GUINNESS;
     (iv)   draught and bottled KILKENNY Irish Beer;
     (v)    draught CASHEL'S Cider; and
     (vii) such other beverages as may be agreed between the parties in writing from time to time.

2.   Term and Termination

2.1  The initial term of this arrangement will be:

     (i) in relation to draught product - nine (9) months from 1st July, 1997 until 31st March, 1998; and

     (ii) in relation to all packaged products - six (6) months from 1st July, 1997 until 31st December, 1997,

provided that the arrangement will continue thereafter unless and until terminated by either party upon 60 days written notice (such notice to expire on or at any time after 31st March, 1998 in the case of draught
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Products, or on or at any time after 31st December, 1997 in the case of packaged
Products.).

2.2 Either party will be entitled to terminate this arrangement with immediate effect by written notice to the other if that other party commits any breach of the terms of this arrangement which is not remedied within 30 days after the receipt of written notice giving particulars of the breach and requiring it to be remedied.

3.   Terms of Sale

3.1 The Products will be supplied by GBW to Carey Agri on the Guinness Terms & Conditions of Sale for the time being in force ("the Guinness Terms"). A copy of the current Guinness Terms is attached to this letter as Annexure "A". Any changes to the Guinness Terms will be communicated to Carey Agri from time to time.

3.2 The Guinness Terms will apply to the exclusion of all other terms and conditions of sale whether implied by law or otherwise.

4.   Carey Agri's Obligations

At all times during the term of this arrangement Carey Agri will:

     (i) use its best endeavours to develop the market for and promote the sales of the Products in Poland;

     (ii) not manufacture or distribute any stout, ale or cider which in the reasonable opinion of Guinness competes with the Products in Poland;

     (iii) refrain from any marketing or distribution activities outside Poland in relation to the Products;

     (iv)   maintain sufficient stocks of the Products to meet demand in Poland;

     (v) only import and distribute the Products or allow them to be distributed in good and unadulterated condition; and

     (vi) provide GBW with a monthly written report in a form acceptable to GBW within 10 working days after each month end.

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5.   GBW's Obligations

At all times during the term of this arrangement GBW will:

    (i) refrain from selling or supplying the Products to any customer or person in Poland other than Carey Agri, unless Carey Agri cannot satisfy demand for the Products from customers in Poland (provided that GBW will retain the right to supply the Products direct to any GBW affiliate in Poland which owns and operates retail premises); and

    (ii) be solely responsible for the formulae and specifications according to which the Products are brewed.

6.   Proper Law

This arrangement will be governed by the laws of England and the parties agree to submit to the non-exclusive jurisdiction of the English Courts.

                                      ***

If you wish to accept this offer, would you kindly sign and return the attached acknowledgment copy of this letter.


Yours faithfully,

GUINNESS BREWING WORLDWIDE LIMITED

      [illegible signature]
---------------------------------
(Authorised signatory)

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ON CONFIRMATION COPY ONLY:

Acknowledged and agreed for and on behalf of
CAREY AGRI INTERNATIONAL POLAND Sp. z o. o.
by:


     [illegible signature]
 -----------------------------
(Authorised signatory)

Name:
      -------------------

Date:
      -------------------

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